NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED JANUARY 18, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 13, 2010,

AS PREVIOUSLY SUPPLEMENTED JANUARY 1, 2011

The following changes are effective January 18, 2011:

The fund has instituted a new low balance account policy. Pursuant to this policy, the fund reserves the right to liquidate or assess a low balance fee on any account with a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations. If the fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain individual retirement accounts and Coverdell Education Savings Accounts with balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

The section entitled “Purchase and Sale of Fund Shares” is hereby replaced in its entirety with the following:

Certain institutional investors, which includes defined contribution plans and traditional institutional investors, and retail customers of certain broker-dealers, may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. Investors may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•$2,500 for Traditional/Roth IRA accounts.

•$2,000 for Coverdell Education Savings Accounts.

•$250 for accounts opened through fee-based programs.

•No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSL2-0111P